UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported):  NOVEMBER 24, 2004
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                       PROTOCALL TECHNOLOGIES INCORPORATED
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             (Exact Name of Registrant as Specified in Its Charter)

                                     NEVADA
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                 (State or Other Jurisdiction of Incorporation)

       333-86498                                         41-2033500
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 (Commission File Number)                     (IRS Employer Identification No.)

          47 MALL DRIVE
    COMMACK, NEW YORK 11725-5717                             11725-5717
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(Address of Principal Executive Offices)                    (Zip Code)

                                 (631) 543-3655
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

      Effective November 22, 2004, Protocall Technologies Incorporated (the "Company") appointed Donald J. Hoffmann, CPA, as principal financial and accounting officer. Mr. Hoffmann is 46 years old and succeeds Michael Polesky who will remain Vice President of Finance for the Company.

      Mr. Hoffmann has been the Vice President and Chief Operating Officer of the Company since August 2004. Previously, Mr. Hoffmann spent 20 years working in all aspects of finance, administration and sales support for Computer Associates International, Inc. ("CA"). CA is one of the world's largest providers of management software. At CA, he most recently served as Vice President of North America Sales Accounting. Except for a one-year term as Chief Financial Officer for Gemco-Ware Incorporated from 1992 to 1993, Mr. Hoffmann served CA in a variety of executive and managerial capacities in European and North America Sales Operations, Internal Audit, Administration and Retail Sales Operations. Prior to joining CA, Mr. Hoffmann was a Senior Auditor for Ernst & Whinney (now Ernst & Young, LLP) from 1980 to 1983. He earned a B.S. in Accounting from New York University.

      During the last two years, there were no transactions to which the Company was or is to be a party, in which Mr. Hoffmann had or is to have a direct or indirect material interest.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      PROTOCALL TECHNOLOGIES INCORPORATED


Date:  November 24, 2004              By:/s/ Bruce Newman
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                                         Bruce Newman
                                         President and Chief Executive Officer